PARAGON TRADE BRANDS, INC.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 7, 2000

The undersigned hereby appoints Michael T. Riordan, David C. Nicholson, and H.W. Council, III, and each of them, as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Paragon Trade Brands, Inc. held of record by the undersigned on October 13, 2000, at the Annual Meeting of Stockholders to be held on December 7, 2000, or any adjournment or postponement thereof.

            (Continued and to be dated and signed on the other side)


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                                                                                                                   Please mark  [X]
                                                                                                                   your votes as
                                                                                                                   indicated in this
                                                                                                                   example

1.  ELECTION OF DIRECTORS                              INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                                                       STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW:
            FOR                 WITHHOLD AUTHORITY
            the              to vote for all nominees  NOMINEES: David W. Cole, Greg S. Feldman, David C. Mariano, James R. McManus,
         nominees                  listed below        Michael T. Riordan, Thomas F. Ryan, Jr., J. Dale Sherratt, Carl M. Stanton,
                                                       and Thomas J. Volpe
           [  ]                        [  ]

                                                                            In their discretion,  the Proxies are authorized to vote
2.  TO APPROVE THE PARAGON TRADE BRANDS, 3. TO APPROVE THE PARAGON TRADE    upon such other  business  as may  properly  come before
    INC. STOCK OPTION PLAN                  BRANDS, INC. STOCK OPTION PLAN  the  meeting.  This Proxy,  when  properly  executed and
                                            FOR NON-EMPLOYEE DIRECTORS      delivered,  will be voted in the manner  directed herein
                                                                            by  the  undersigned.  IF NO  DIRECTION  IS  MADE,  THIS
    FOR     AGAINST   ABSTAIN               FOR    AGAINST  ABSTAIN         PROXY WILL BE VOTED "FOR" EACH OF THE NINE  NOMINEES FOR
    [  ]      [  ]      [  ]                [  ]    [  ]     [  ]           DIRECTOR,  AND  "FOR"  APPROVAL  OF EACH OF THE  PARAGON
                                                                            TRADE  BRANDS,  INC.  STOCK  OPTION  PLAN AND THE  STOCK
                                                                            OPTION PLAN FOR NON-EMPLOYEE DIRECTORS.
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Signature_________________________ Signature_______________________ Date________
NOTE:  Please sign as name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator,  trustee or guardian, please  give full title as such.